Exhibit 23.1

                         Report of Independent Auditors


We consent to the incorporation by reference in the Annual Report on Form 10-KSB of our report dated October 15, 2002 of The Tirex Corporation for the year ended June 30, 2002.




                                            /s/ Pinkham & Pinkham

                                            Pinkham & Pinkham, P.C.
                                            Certified Public Accountants

February 24, 2003
Cranford, New Jersey